BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio
(the “Fund”)

Supplement dated November 8, 2011
to the Statement of Additional Information dated May 1, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Investment Management Arrangements—Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Portfolios and Accounts Managed” is revised to add the following information with respect to the Fund as of October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller	11	1	0	0	0	0
	$13.4 Billion	$355 Million	$0	$0	$0	$0

The subsection entitled “Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is revised to add the following information with respect to the Fund:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Bob Miller	BlackRock Balanced Capital Portfolio (fixed income portfolio)	One or more of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Shareholders should retain this Supplement for future reference.

Code# - SAI-19057-BC-1111SUP